UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2014

Date of reporting period :	August 1, 2013 — July 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Short Term Investment Fund

Annual report 7 | 31 | 14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Term
Investment Fund

Annual report
7 | 31 | 14

Message from the Trustees	1
Performance snapshot	2
Interview with your fund’s portfolio managers	3
Your fund’s performance	8
Your fund’s expenses	10
Terms and definitions	12
Other information for shareholders	13
Important notice regarding Putnam’s privacy policy	14
Trustee approval of management contract	15
Financial statements	20
Federal tax information	42
Shareholder meeting results	43
About the Trustees	44
Officers	46

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Inflation’s effects may erode your investment’s value over time. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The first half of 2014 proved to be an exceptional time for U.S. equities, with markets exhibiting great resilience in the face of rising geopolitical strife around the world. Then, after hovering near record lows earlier in the year, volatility spiked in mid-summer, generated by escalating military conflicts in Ukraine, Iraq, and Gaza, as well as concern that the U.S. Federal Reserve would raise interest rates sooner than expected because of an improving U.S. economy.

We believe that the fundamentals of the U.S. economy and equity markets are sound. Unemployment has declined significantly and second-quarter GDP growth has reaccelerated after the weather-related slowdown in the first three months of 2014. The stock market advance appears to be on solid footing, in our opinion, with valuations in the middle of their historic ranges, a strong corporate earnings outlook, and a rise in merger-and-acquisition activity. Moreover, government bonds have generally performed well, as have other fixed-income securities.

Abroad, however, we note headwinds. Unemployment in Europe remains stubbornly high. Also, the European Union has imposed economic sanctions on Russia as a penalty for its annexation of Ukraine’s Crimea region, and these appear to be having a negative impact on Europe’s tentative recovery, which stalled in the second quarter.

The recent uptick in volatility and modest stock market retreat serve as a clear reminder that markets will experience inevitable ups and downs. That’s why Putnam offers a wide range of strategies for all environments, including products designed to manage risk during periods of higher volatility. As we advance into the second half of the year, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

September 10, 2014

Performance
snapshot

Annualized total return (%) comparison as of 7/31/14

The fund — class P shares
Putnam Short Term Investment Fund
Fund's benchmark
BofA Merrill Lynch U.S. Treasury Bill Index
Fund's Lipper peer group average
Institutional Money Market Funds
0.06
0.09
0.03
0.07
0.07
0.02
LIFE OF FUND (since 2/19/13)
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions. Class P shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. See pages 3 and 8–9 for additional performance information. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

2     Short Term Investment Fund

Interview with your fund’s portfolio managers

Joanne M. Driscoll, CFA

Jonathan M. Topper

What was the interest-rate environment like during the reporting period ended July 31, 2014?

Joanne: Interest rates in most developed markets fell to their lowest levels by the end of the 12-month period despite improving economic data that was generally stronger than expected. Furthermore, volatility trended lower in the financial markets during the second half of the period, as the European Central Bank took unprecedented steps to stimulate the eurozone economy. The Federal Reserve continued to scale back its stimulative bond-buying program while affirming its commitment to low rates. Investors also seemed reassured that Fed Chair Janet Yellen could keep inflation in check without having to increase its benchmark interest rate during this transitional phase. Rates dropped further in July as investors sought the relative safety of U.S. Treasuries amid rising geopolitical tensions in Ukraine, Iraq, and Gaza.

How did Putnam Short Term Investment Fund perform against this backdrop?

Jonathan: The Fed’s decision to hold its benchmark federal funds rate at near zero percent throughout the period contributed to an absolute low level of yields at the front end of the yield curve. Accordingly, the fund’s performance fell in line with this rate environment and mirrored that of its benchmark, the BofA Merrill Lynch U.S. Treasury Bill Index, for the 12 months ended July 31, 2014.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/14. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 12.

Short Term Investment Fund     3

Unlike a money market fund, Putnam Short Term Investment Fund is not designed to offer a stable net asset value [NAV] per-share price of $1.00. The fund is managed to provide as high a rate of current income as we believe is consistent with preservation of capital and maintenance of liquidity. We seek to achieve this through a diversified portfolio of short-duration [a relatively low sensitivity to interest-rate changes], investment-grade money market instruments, and other fixed-income securities. The fund must maintain a dollar-weighted average portfolio maturity of three years or less. And the fund is also able to invest in a broader range of sectors and securities than a traditional money market fund, which may offer greater income potential without generating significantly more risk, in our view.

What can you tell us about your investment approach during the reporting period?

Joanne: Interest rates on the short end of the yield curve were flat to marginally tighter for the period, as Fed policy continued to hold short-term interest rates in the 0% to 0.25% range. We looked for investments that allowed us to extend maturities further out on the short end of the yield curve to lock in attractive rates with minimal risk, in our opinion, focusing on agency discount notes and a diversified list of high-quality credits. During the period, we also added term repurchase agreements to the portfolio in the one-week maturity range to provide additional liquidity. Three- to five-month maturities were also added, enabling the fund to lock in rates when they became attractive following the debt ceiling debate in the fall of 2013. In addition, the fund gained Treasury exposure when we purchased the new Treasury floating-rate notes that were launched at the beginning of 2014. These

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 7/31/14. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

4     Short Term Investment Fund

“We believe the fund can play a
valuable role in a diversified portfolio
by helping to soften the volatility of
returns as investors absorb Fed policy
adjustments.”

Joanne Driscoll

longer-dated securities have 2-year maturities that reset on a daily basis spread against the most recent 13-week Treasury bill.

Repurchase agreements with what we believe are strong counterparties continue to represent a large weighting in the portfolio, as they provide a regular source of liquidity. At period-end, the fund held a considerable exposure to U.S. government agency notes — such as those issued by the Federal National Mortgage Association, Federal Home Loan Bank, and Federal Home Loan Mortgage Corporation. We also saw opportunities to add exposure to one- to four-month corporate issuers and various bank names in commercial paper and certificates of deposit.

While the vast majority of holdings were U.S. securities, we found opportunities in European bond markets during the period as well. With the European Central Bank committed to supporting the eurozone economy and financial institutions taking steps in an effort to bolster their creditworthiness this past spring, our outlook for Europe improved. Accordingly, we added French banks with maturities in the one- to two-month maturity time frame to augment the portfolio’s diversification.

Given our interest-rate outlook, we maintained a relatively low duration, thereby limiting the fund’s sensitivity to changes in interest rates. On July 31, 2014, the portfolio’s duration stood at 0.08 year. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year.

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Short Term Investment Fund     5

Could you highlight some holdings that exemplified your strategy during the period?

Jonathan: We think that underlying bank fundamentals remain strong, and we have invested in what we believe are large, creditworthy banks, such as Wells Fargo and Toronto Dominion Bank. In our opinion, these banks’ asset-quality measures are improving and profits are being retained to help build capital. The fund also held commercial paper issued by Coca Cola.

We found attractive opportunities in the first-tier corporate and asset-backed commercial paper [ABCP] market, including Thunder Bay and Liberty Street Funding LLC. We focused on ABCP issuers that are backed by diverse, high-quality financial assets, such as auto and mortgage loans, as well as other asset types that we believe have ample third-party structural support and strong management and sponsorship.

What are your thoughts about the future course of interest rates?

Joanne: The markets were encouraged by Fed Chair Yellen’s testimony to lawmakers in May when she noted that, “a high degree of monetary accommodation remains warranted,” with inflation and employment still far from the central bank’s goals. In her June comments, Yellen said that she expects rates to stay low for a “considerable time” after the Fed’s monthly bond purchases end. She struck a similar tone at the Fed’s July meeting and added that the Fed’s stimulus program would likely end in October.

As investors continue to mull over how quickly reductions in the Fed’s stimulus campaign will be followed by increases in short-term interest rates, we expect rate volatility to continue given myriad macroeconomic factors that are beyond the central bank’s control. However, while we expect some upward pressure on rates in the coming months, we ultimately think it will have limited impact on shorter-term fixed-income rates until we are closer to when the Fed actively begins raising its benchmark rate. In this environment, we believe the fund can play a valuable role in a diversified portfolio by helping to soften the volatility of returns as investors absorb Fed policy adjustments.

Thank you, Joanne and Jonathan, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

In addition to Joanne, your fund is managed by Portfolio Manager Jonathan M. Topper. Jonathan has a B.A. from Northeastern University, and has been in the investment industry since he joined Putnam in 1990.

6     Short Term Investment Fund

In the News

Since Russia’s annexation of Ukraine’s Crimea region in March, economic sanctions have escalated between Russia and the West. Russia’s weapons arsenal in this battle has included import bans on agricultural goods like U.S. chicken, Norwegian salmon, Dutch cheese, and Polish apples. As a minor trading partner of Russia, the United States will likely see little economic impact, but the sanctions come at a difficult time for Europe’s agricultural sector and the eurozone’s anemic economic recovery. Also harmed will be the Russian consumer, who will wind up paying more for goods as supplies dwindle. While Western sanctions earlier this year targeted Russia’s banks and its military and oil industries, Russia fired a retaliatory salvo in consumer sectors in early August, banning the import of meat, fish, dairy products, and other agricultural products from nations that have imposed sanctions on Russia. For now, disruption of the trade in Russian natural gas, vitally important to Russia’s export earnings and to Europe’s energy supply, appears to be off the table. But if the Ukrainian situation should deteriorate, sanctions in this critical sector could have far-reaching effects on both sides.

Short Term Investment Fund     7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. See the Terms and Definitions section in this report for definitions of the share class offered by your fund.

Fund performance Total return for periods ended 7/31/14

Class P
(inception date)	(2/19/13)
Net asset value
Life of fund	0.09%
Annual average	0.06
1 year	0.07

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC).

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 7/31/14

	BofA Merrill Lynch U.S. Treasury Bill Index	Lipper Institutional Money Market Funds category average*
Life of fund	0.13%	0.04%
Annual average	0.09	0.03
1 year	0.07	0.02

Index and Lipper results should be compared with fund performance at net asset value.

*Over the 1-year and life-of-fund periods ended 7/31/14, there were 278 and 278 funds, respectively, in this Lipper category.

8     Short Term Investment Fund

Change in the value of a $10,000 investment

Cumulative total return from 2/19/13 (commencement of operations) to 7/31/14

Past performance does not indicate future results.

Fund distribution information For the 12-month period ended 7/31/14

Distributions	Class P
Number	12
Income	$0.000685
Capital gains	—
Total	$0.000685
Current rate (end of period)	Class P
Current dividend rate 2	0.05%
Current 30-day SEC yield (with expense limitation) 1,3	0.04
Current 30-day SEC yield (without expense limitation) 3	–0.22

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For a portion of the periods, the fund had expense limitations, without which yields would have been lower.

2 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price at end of period.

3 Based only on investment income.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/14

Class P
(inception date)	(2/19/13)
Net asset value
Life of fund	0.09%
Annual average	0.06
1 year	0.07

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Short Term Investment Fund     9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class P
Net expenses for the fiscal year ended 7/31/13*‡	0.05%
Total annual operating expenses for the fiscal year ended 7/31/13‡	0.30%
Annualized expense ratio for the six-month period ended 7/31/14†	0.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/14.

†For the fund’s most recent fiscal half year; may differ from expense ratio based on one-year data in the financial highlights.

‡Other expenses are based on estimated amounts for the current fiscal year.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2014, to July 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P
Expenses paid per $1,000*†	$0.20
Ending value (after expenses)	$1,000.30

*Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/14.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10     Short Term Investment Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2014, use the following calculation method. To find the value of your investment on February 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P
Expenses paid per $1,000*†	$0.20
Ending value (after expenses)	$1,024.60

*Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/14.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short Term Investment Fund     11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They bear no management fee and are available only to other Putnam funds and other accounts managed by Putnam Investment Management or its affiliates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

BofA Merrill Lynch U.S. Treasury Bill Index tracks the performance of U.S. dollar denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less, and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12     Short Term Investment Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2014, Putnam employees had approximately $486,000,000 and the Trustees had approximately $134,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14     Short Term Investment Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

Short Term Investment Fund     15

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam

16     Short Term Investment Fund

Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. In addition, effective through at least November 30, 2015, Putnam Management agreed to waive its 0.25% management fee and to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.10% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans,

Short Term Investment Fund     17

college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of their returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about the fund’s total return, and your fund’s performance relative to its benchmark, for the period measuring from its inception on March 18, 2013 through December 31, 2013. Over that period, your fund’s class A share cumulative total return performance at net asset value was positive and approximated the return of its benchmark. Because your fund commenced operations on

18     Short Term Investment Fund

March 18, 2013, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Short Term Investment Fund     19

Financial statements

A note about your fund’s auditors

Between July 18, 2013 and December 16, 2013, which included a portion of your fund’s fiscal year, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013, PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20     Short Term Investment Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Short Term Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Short Term Investment Fund (the “fund”) at July 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2014

Short Term Investment Fund     21

The fund’s portfolio 7/31/14

REPURCHASE AGREEMENTS (36.4%)*	Principal amount	Value
Interest in $164,000,000 joint tri-party repurchase agreement dated 7/31/14 with Bank of Nova Scotia due 8/1/14 — maturity value of $137,000,266 for an effective yield of 0.07% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 0.125% to 8.125% and due dates ranging from 9/15/15 to 2/15/44, valued at $167,280,334)	$137,000,000	$137,000,000
Interest in $150,000,000 tri-party repurchase agreement dated 7/31/14 with Barclays Capital, Inc. due 8/1/14 — maturity value of $150,000,250 for an effective yield of 0.06% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 0.625% to 3.875% and due dates ranging from 7/15/21 to 4/15/29, valued at $153,000,017)	150,000,000	150,000,000
Interest in $229,000,000 joint tri-party term repurchase agreement dated 7/31/14 with Barclays Capital, Inc. due 8/7/14 — maturity value of $141,501,651 for an effective yield of 0.06% (collateralized by various mortgage backed securities with coupon rates ranging from 1.798% to 5.055% and due dates ranging from 5/1/17 to 8/1/44, valued at $233,580,000)	141,500,000	141,500,000
Interest in $102,687,000 joint tri-party repurchase agreement dated 7/31/14 with BNP Paribas US due 8/1/14 — maturity value of $93,526,234 for an effective yield of 0.09% (collateralized by various mortgage backed securities with coupon rates ranging from 2.000% to 4.500% and due dates ranging from 8/20/42 to 5/20/44, valued at $104,740,741)	93,526,000	93,526,000
Interest in $26,200,000 tri-party term repurchase agreement dated 7/25/14 with BNP Paribas US due 8/25/14 — maturity value of $26,204,963 for an effective yield of 0.22% (collateralized by various corporate bonds and notes with coupon rates ranging from 1.350% to 9.875% and due dates ranging from 3/30/15 to 11/2/43, valued at $27,510,001) IR	26,200,000	26,200,000
Interest in $341,600,000 joint tri-party repurchase agreement dated 7/31/14 with Citigroup Global Markets, Inc. due 8/1/14 — maturity value of $93,525,234 for an effective yield of 0.09% (collateralized by various mortgage backed securities and various U.S. Treasury notes and bonds with coupon rates ranging from 0.250% to 7.625% and due dates ranging from 12/31/15 to 8/1/44, valued at $348,432,056)	93,525,000	93,525,000
Interest in $225,200,000 joint tri-party term repurchase agreement dated 7/31/14 with Citigroup Global Markets, Inc. due 8/7/14 — maturity value of $145,502,263 for an effective yield of 0.08% (collateralized by various U.S. Treasury notes with coupon rates ranging from 0.125% to 3.375% and due dates ranging from 1/15/15 to 11/15/19, valued at $229,704,038)	145,500,000	145,500,000
Interest in $250,000,000 joint tri-party repurchase agreement dated 7/31/14 with Deutsche Bank Securities Inc. due 8/1/14 — maturity value of $137,000,343 for an effective yield of 0.09% (collateralized by a U.S. Treasury note with a coupon rate of 0.125% and a due date of 7/15/24, valued at $255,000,012)	137,000,000	137,000,000
Interest in $200,000,000 joint tri-party repurchase agreement dated 7/31/14 with Goldman, Sachs & Co. due 8/1/14 — maturity value of $93,500,208 for an effective yield of 0.08% (collateralized by various mortgage backed securities with coupon rates ranging from 1.884% to 5.500% and due dates ranging from 3/1/29 to 4/1/44, valued at $204,000,000)	93,500,000	93,500,000

22     Short Term Investment Fund

REPURCHASE AGREEMENTS (36.4%)* cont.	Principal amount	Value
Interest in $50,000,000 tri-party repurchase agreement dated 7/31/14 with J.P. Morgan Securities, Inc. due 8/1/14 — maturity value of $50,000,083 for an effective yield of 0.06% (collateralized by a U.S. Treasury note with a coupon rate of 0.250% and a due date of 5/31/15, valued at $51,002,827)	$50,000,000	$50,000,000
Interest in $50,000,000 tri-party term repurchase agreement dated 7/29/14 with J.P. Morgan Securities, Inc. due 8/5/14 — maturity value of $50,000,486 for an effective yield of 0.05% (collateralized by various mortgage backed securities with coupon rates ranging from 2.000% to 13.000% and due dates ranging from 11/1/14 to 7/1/53, valued at $51,003,571)	50,000,000	50,000,000
Interest in $100,000,000 joint tri-party term repurchase agreement dated 7/29/14 with Merrill Lynch, Pierce, Fenner and Smith Inc. due 8/5/14 — maturity value of $65,400,763 for an effective yield of 0.06% (collateralized by a mortgage backed security with a coupon rate of 2.184% and a due date of 12/1/42, valued at $102,000,000)	65,400,000	65,400,000
Interest in $322,966,000 joint tri-party repurchase agreement dated 7/31/14 with Merrill Lynch, Pierce, Fenner and Smith Inc. due 8/1/14 — maturity value of $93,525,208 for an effective yield of 0.08% (collateralized by various mortgage backed securities with coupon rates ranging from 2.184% to 4.000% and due dates ranging from 6/1/42 to 12/1/42, valued at $329,425,320)	93,525,000	93,525,000
Total repurchase agreements (cost $1,276,676,000)		$1,276,676,000

COMMERCIAL PAPER (18.2%)*	Yield (%)	Maturity date	Principal amount	Value
ABN AMRO Funding USA, LLC	0.150	8/5/14	$16,550,000	$16,549,770
American Honda Finance Corp.	0.110	9/22/14	22,650,000	22,645,665
American Honda Finance Corp.	0.100	8/21/14	10,400,000	10,399,454
Australia & New Zealand Banking Group, Ltd. (Australia)	0.140	9/5/14	8,000,000	7,999,024
Barclays Bank PLC 144A Ser. 10-1 (United Kingdom)	0.120	8/25/14	17,000,000	16,998,654
BMW US Capital, LLC	0.100	9/16/14	17,000,000	16,996,605
BPCE SA (France)	0.200	8/1/14	17,400,000	17,399,937
Chevron Corp.	0.090	10/14/14	7,000,000	6,997,813
Chevron Corp.	0.080	8/8/14	10,500,000	10,499,834
Chevron Corp. 144A	0.070	8/21/14	15,000,000	14,999,213
Coca-Cola Co. (The)	0.130	11/17/14	28,000,000	27,988,470
Coca-Cola Co. (The)	0.110	9/22/14	5,500,000	5,499,223
Commonwealth Bank of Australia (Australia)	0.140	9/2/14	14,000,000	13,998,897
Commonwealth Bank of Australia (Australia)	0.135	8/26/14	6,000,000	5,999,709
Commonwealth Bank of Australia (Australia)	0.140	8/7/14	14,785,000	14,784,914
DnB Bank ASA (Norway)	0.150	10/29/14	26,000,000	25,988,300
DnB Bank ASA (Norway)	0.170	10/6/14	4,000,000	3,998,943
DnB Bank ASA 144A (Norway)	0.140	8/4/14	5,000,000	4,999,972
Export Development Canada (Canada)	0.100	12/2/14	34,000,000	33,986,767
Export Development Canada (Canada)	0.140	8/5/14	15,635,000	15,634,934
General Electric Capital Corp.	0.120	8/15/14	27,000,000	26,999,549
HSBC USA, Inc. (United Kingdom)	0.130	10/6/14	29,000,000	28,991,761
HSBC USA, Inc. (United Kingdom)	0.190	8/28/14	4,000,000	3,999,664
ICICI Bank, Ltd./Bahrain (Bahrain)	0.140	8/4/14	26,400,000	26,399,707
ICICI Bank, Ltd./New York, NY (Wells Fargo & Co. (LOC))	0.140	8/22/14	8,000,000	7,999,409

Short Term Investment Fund     23

COMMERCIAL PAPER (18.2%)* cont.	Yield (%)	Maturity date	Principal amount	Value
National Australia Funding Delaware, Inc.	0.110	8/13/14	$13,500,000	$13,499,671
Nestle Capital Corp	0.080	8/27/14	10,000,000	9,999,700
Nestle Capital Corp.	0.100	11/5/14	5,000,000	4,998,626
Nestle Finance International, Ltd. (Switzerland)	0.100	10/6/14	20,000,000	19,996,550
Nordea Bank AB (Sweden)	0.160	9/16/14	9,600,000	9,598,458
Nordea Bank AB (Sweden)	0.135	9/15/14	24,000,000	23,996,290
Procter & Gamble Co. (The)	0.120	11/12/14	16,750,000	16,744,920
Procter & Gamble Co. (The) 144A	0.100	9/16/14	16,750,000	16,748,819
Prudential PLC (United Kingdom)	0.150	8/7/14	4,000,000	3,999,922
Roche Holdings, Inc. (Switzerland)	0.110	10/27/14	10,000,000	9,996,113
Roche Holdings, Inc. (Switzerland)	0.070	8/6/14	11,000,000	10,999,871
Roche Holdings, Inc. 144A (Switzerland)	0.074	8/7/14	13,000,000	12,999,823
Skandinaviska Enskilda Banken AB (Sweden)	0.115	8/19/14	14,000,000	13,999,579
State Street Corp.	0.150	10/6/14	20,000,000	19,994,602
State Street Corp.	0.130	9/2/14	13,500,000	13,498,836
Swedbank AB (Sweden)	0.160	8/29/14	15,000,000	14,998,817
Toyota Motor Credit Corp.	0.130	10/2/14	33,750,000	33,744,566
Total commercial paper (cost $638,571,642)				$638,571,351

U.S. GOVERNMENT AGENCY OBLIGATIONS (17.3%)*	Yield (%)	Maturity date	Principal amount	Value
Federal Farm Credit Banks Funding Corp. unsec. discount notes	0.110	12/16/14	$14,000,000	$13,995,744
Federal Farm Credit Banks Funding Corp. unsec. discount notes	0.080	11/7/14	20,000,000	19,995,640
Federal Farm Credit Banks Funding Corp. unsec. discount notes	0.050	8/1/14	18,000,000	18,000,000
Federal Home Loan Banks unsec. discount notes	0.090	11/26/14	12,300,000	12,296,802
Federal Home Loan Banks unsec. discount notes	0.090	11/12/14	5,400,000	5,398,763
Federal Home Loan Banks unsec. discount notes	0.090	10/20/14	22,000,000	21,997,316
Federal Home Loan Banks unsec. discount notes	0.085	10/17/14	20,000,000	19,997,640
Federal Home Loan Banks unsec. discount notes	0.085	10/10/14	2,150,000	2,149,770
Federal Home Loan Banks unsec. discount notes	0.070	8/22/14	18,500,000	18,499,686
Federal Home Loan Banks unsec. discount notes	0.110	8/15/14	27,000,000	26,999,703
Federal Home Loan Banks unsec. discount notes	0.065	8/8/14	14,700,000	14,699,912
Federal Home Loan Mortgage Corp. unsec. discount notes	0.090	12/15/14	16,500,000	16,495,017
Federal Home Loan Mortgage Corp. unsec. discount notes	0.090	11/12/14	11,010,000	11,007,479
Federal Home Loan Mortgage Corp. unsec. discount notes	0.080	10/29/14	10,737,000	10,735,540
Federal Home Loan Mortgage Corp. unsec. discount notes	0.080	10/15/14	9,700,000	9,698,885
Federal Home Loan Mortgage Corp. unsec. discount notes	0.100	10/8/14	14,000,000	13,998,544
Federal Home Loan Mortgage Corp. unsec. discount notes	0.050	8/13/14	20,000,000	19,999,800
Federal Home Loan Mortgage Corp. unsec. discount notes	0.115	8/11/14	15,300,000	15,299,878

24     Short Term Investment Fund

U.S. GOVERNMENT AGENCY OBLIGATIONS (17.3%)* cont.	Yield (%)	Maturity date	Principal amount	Value
Federal Home Loan Mortgage Corp. unsec. discount notes, Ser. RB	0.090	11/18/14	$22,000,000	$21,994,676
Federal Home Loan Mortgage Corp. unsec. discount notes, Ser. RB	0.080	10/16/14	5,000,000	4,999,420
Federal Home Loan Mortgage Corp. unsec. discount notes, Ser. RB	0.080	10/14/14	20,200,000	20,197,717
Federal National Mortgage Association unsec. discount notes	0.080	11/26/14	28,000,000	27,992,720
Federal National Mortgage Association unsec. discount notes	0.115	11/17/14	29,000,000	28,993,040
Federal National Mortgage Association unsec. discount notes	0.113	10/27/14	72,000,000	71,990,424
Federal National Mortgage Association unsec. discount notes	0.075	10/22/14	33,000,000	32,995,875
Federal National Mortgage Association unsec. discount notes	0.083	10/14/14	26,700,000	26,696,983
Federal National Mortgage Association unsec. discount notes	0.160	10/1/14	41,500,000	41,496,141
Federal National Mortgage Association unsec. discount notes	0.120	9/24/14	39,200,000	39,198,001
Federal National Mortgage Association unsec. discount notes	0.070	9/17/14	20,000,000	19,999,120
Total U.S. government agency obligations (cost $607,778,211)				$607,820,236

ASSET-BACKED COMMERCIAL PAPER (10.0%)*	Yield (%)	Maturity date	Principal amount	Value
Alpine Securitization Corp. (Switzerland)	0.180	9/3/14	$11,500,000	$11,498,446
Bedford Row Funding Corp.	0.150	11/25/14	25,000,000	24,985,458
Bedford Row Funding Corp.	0.150	10/9/14	8,000,000	7,997,454
CHARTA, LLC	0.160	9/2/14	15,000,000	14,997,773
Fairway Finance, LLC (Canada)	0.150	10/23/14	10,000,000	9,995,893
Fairway Finance, LLC 144A (Canada)	0.150	10/20/14	18,750,000	18,742,659
Fairway Finance, LLC (Canada)	0.140	8/11/14	5,000,000	4,999,817
Gemini Securitization Corp., LLC	0.150	8/4/14	17,275,000	17,274,751
Gotham Funding Corp. (Japan)	0.160	10/23/14	6,500,000	6,497,028
Gotham Funding Corp. 144A (Japan)	0.170	8/4/14	27,000,000	26,999,611
Liberty Street Funding, LLC (Canada)	0.170	9/8/14	11,060,000	11,058,011
Liberty Street Funding, LLC (Canada)	0.130	8/18/14	4,000,000	3,999,700
Liberty Street Funding, LLC 144A (Canada)	0.150	8/5/14	11,000,000	10,999,801
Liberty Street Funding, LLC 144A (Canada)	0.170	10/15/14	9,000,000	8,996,371
Manhattan Asset Funding Co., LLC (Japan)	0.170	8/19/14	22,500,000	22,498,218
MetLife Short Term Funding, LLC	0.140	10/20/14	1,000,000	999,631
MetLife Short Term Funding, LLC 144A	0.119	8/11/14	32,000,000	31,998,925
Old Line Funding, LLC	0.170	8/6/14	24,500,000	24,499,836
Old Line Funding, LLC 144A	0.180	9/11/14	9,000,000	8,999,496
Regency Markets No. 1, LLC 144A	0.140	8/15/14	33,500,000	33,497,906
Thunder Bay Funding, LLC	0.166	10/20/14	33,500,000	33,484,399
Working Capital Management Co. (Japan)	0.150	8/12/14	17,000,000	16,999,303
Total asset-backed commercial paper (cost $352,027,461)				$352,020,487

Short Term Investment Fund     25

MUNICIPAL BONDS AND NOTES (6.6%)*	Yield (%)	Maturity date	Rating**	Principal amount	Value
Connecticut (1.0%)
Yale University Commercial Paper	0.080	8/18/14	P-1	$35,875,000	$35,873,471
					35,873,471
District of Columbia (0.4%)
American University Commercial Paper, Ser. A	0.130	10/9/14	A-1	15,000,000	14,996,250
					14,996,250
Illinois (0.6%)
University of Chicago Commercial Paper, Ser. A	0.132	10/6/14	P-1	20,000,000	19,994,800
					19,994,800
Indiana (0.5%)
St. Joseph County Commercial Paper (University of Notre Dame)	0.162	8/6/14	P-1	16,910,000	16,909,662
					16,909,662
Maryland (1.0%)
Johns Hopkins University Commercial Paper, Ser. C	0.130	9/10/14	P-1	15,800,000	15,800,316
Johns Hopkins University Commercial Paper, Ser. C	0.120	9/9/14	P-1	12,125,000	12,125,243
Johns Hopkins University Commercial Paper, Ser. B	0.070	8/4/14	P-1	6,517,000	6,517,000
					34,442,559
Massachusetts (0.2%)
President and Fellows of Harvard College Commercial Paper	0.090	10/16/14	P-1	8,000,000	7,998,443
					7,998,443
Michigan (1.0%)
Trinity Health Corporation Commercial Paper	0.124	9/10/14	P-1	33,275,000	33,270,641
					33,270,641
New Jersey (0.3%)
Princeton University Commercial Paper	0.080	8/18/14	P-1	9,740,000	9,739,830
					9,739,830
North Carolina (0.6%)
Duke University Commercial Paper, Ser. B-98	0.120	10/21/14	A-1+	7,000,000	6,997,528
Duke University Commercial Paper, Ser. B-98	0.120	9/17/14	A-1+	15,000,000	14,997,521
					21,995,049
Texas (1.0%)
Board of Regents of Texas Tech University Revenue Financing System Commercial Paper, Ser. A	0.140	10/9/14	A-1+	10,000,000	10,000,000
Board of Regents of The University of Texas System Commercial Paper, Ser. B	0.100	10/15/14	P-1	5,000,000	5,000,000
Board of Regents of The Texas A&M University Revenue Financing System Commercial Paper, Ser. B	0.130	8/4/14	P-1	20,000,000	20,000,000
					35,000,000
Total municipal bonds and notes (cost $230,221,419)					$230,220,705

26     Short Term Investment Fund

CERTIFICATES OF DEPOSIT (5.4%)*	Interest rate (%)	Maturity date	Principal amount	Value
Australia & New Zealand Banking Group, Ltd./New York, NY	0.130	8/7/14	$28,000,000	$28,000,000
Citibank, NA	0.210	8/11/14	16,750,000	16,750,767
National Australia Bank, Ltd. FRN (Australia)	0.219	2/26/15	15,500,000	15,499,981
Rabobank Nederland NV/NY FRN (Netherlands)	0.267	9/3/14	24,325,000	24,325,973
Rabobank Nederland NV/NY FRN (Netherlands)	0.235	11/14/14	10,775,000	10,775,000
Standard Chartered Bank/New York	0.150	8/1/14	17,000,000	17,000,080
Sumitomo Mitsui Banking Corp./New York (Japan)	0.210	8/19/14	9,500,000	9,500,200
Svenska Handelsbanken/New York, NY (Sweden)	0.165	10/22/14	33,000,000	32,995,057
Toronto-Dominion Bank/NY (Canada)	0.130	9/19/14	34,000,000	34,000,000
Total certificates of deposit (cost $188,855,224)				$188,847,058

U.S. TREASURY OBLIGATIONS (3.5%)*	Yield (%)	Maturity date	Principal amount	Value
U.S. Treasury Bills	0.135	8/21/14	$27,250,000	$27,249,782
U.S. Treasury Bills	0.134	8/21/14	25,000,000	24,999,800
U.S. Treasury Notes FRN	0.095	7/31/16	15,650,000	15,627,808
U.S. Treasury Notes FRN	0.094	4/30/16	31,600,000	31,601,397
U.S. Treasury Notes FRN	0.070	1/31/16	24,500,000	24,475,500
Total U.S. treasury obligations (cost $123,992,379)				$123,954,287

TIME DEPOSITS (2.5%)*	Interest rate (%)	Maturity date	Principal amount	Value
Australia & New Zealand Banking Group, Ltd./Cayman Islands (Cayman Islands)	0.080	8/1/14	$35,000,000	$35,000,000
Credit Agricole Corporate and Investment Bank/Grand Cayman (Cayman Islands)	0.070	8/1/14	17,500,000	17,500,000
Svenska Handelsbanken/Cayman Islands (Sweden)	0.050	8/1/14	35,000,000	35,000,000
Total time deposits (cost $87,500,000)				$87,500,000

CORPORATE BONDS AND NOTES (0.1%)*	Interest rate (%)	Maturity date	Principal amount	Value
General Electric Capital Corp. sr. unsec. notes FRN, Ser. A, MTNA	0.491	9/15/14	$5,036,000	$5,036,282
Total corporate bonds and notes (cost $5,038,205)				$5,036,282

TOTAL INVESTMENTS
Total investments (cost $3,510,660,541)	$3,510,646,406

Key to holding’s abbreviations
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
LOC	Letter of Credit
MTNA	Medium Term Notes Class A

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2013 through July 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $3,510,327,574.

Short Term Investment Fund     27

**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

IR	Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	79.8%
Canada	4.3
Sweden	3.7
Japan	2.3
Switzerland	1.9
Australia	1.7
United Kingdom	1.5
Cayman Islands	1.5
Netherlands	1.0
Norway	1.0
Bahrain	0.8
France	0.5
Total	100.0%

28     Short Term Investment Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$352,020,487	$—
Certificates of deposit	—	188,847,058	—
Commercial paper	—	638,571,351	—
Corporate bonds and notes	—	5,036,282	—
Municipal bonds and notes	—	230,220,705	—
Repurchase agreements	—	1,276,676,000	—
Time deposits	—	87,500,000	—
U.S. government agency obligations	—	607,820,236	—
U.S. treasury obligations	—	123,954,287	—
Totals by level	$—	$3,510,646,406	$—

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund     29

Statement of assets and liabilities 7/31/14
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,233,984,541)	$2,233,970,406
Repurchase agreements (identified cost $1,276,676,000)	1,276,676,000
Cash	27
Interest receivable	90,339
Prepaid assets	19,274
Total assets	3,510,756,046
LIABILITIES
Payable for custodian fees (Note 2)	15,826
Payable for investor servicing fees (Note 2)	28,249
Payable for Trustee compensation and expenses (Note 2)	20,687
Payable for administrative services (Note 2)	9,393
Payable for auditing and tax fees	57,915
Payable for legal fees	22,006
Distributions payable to shareholders	160,324
Payable for registration fees	104,575
Other accrued expenses	9,497
Total liabilities	428,472
Net assets	$3,510,327,574

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,510,348,657
Distributions in excess of net investment income (Note 1)	(8,210)
Accumulated net realized gain on investments	1,262
Net unrealized depreciation of investments	(14,135)
Total — Representing net assets applicable to capital shares outstanding	$3,510,327,574
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class P share ($3,510,327,574 divided by 3,510,348,657 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

30     Short Term Investment Fund

Statement of operations Year ended 7/31/14
INVESTMENT INCOME	$2,780,860

EXPENSES
Compensation of Manager (Note 2)	6,818,974
Investor servicing fees (Note 2)	272,738
Custodian fees (Note 2)	45,841
Trustee compensation and expenses (Note 2)	156,972
Administrative services (Note 2)	68,099
Amortization of offering costs (Note 1)	29,170
Other	359,865
Fees waived and reimbursed by Manager (Note 2)	(6,818,974)
Total expenses	932,685
Expense reduction (Note 2)	(19)
Net expenses	932,666
Net investment income	1,848,194

Net realized gain on investments (Notes 1 and 3)	3,255
Net unrealized depreciation of investments during the year	(134,786)
Net loss on investments	(131,531)
Net increase in net assets resulting from operations	$1,716,663

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund     31

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 7/31/14	For the period 2/19/13 (commencement of operations) to 7/31/13
Operations:
Net investment income	$1,848,194	$577,552
Net realized gain (loss) on investments	3,255	(1,993)
Net unrealized appreciation (depreciation) of investments	(134,786)	120,651
Net increase in net assets resulting from operations	1,716,663	696,210
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class P	(1,858,397)	(575,559)
Increase from capital share transactions (Note 4)	828,058,728	2,682,289,929
Total increase in net assets	827,916,994	2,682,410,580
NET ASSETS
Beginning of year (Note 4)	2,682,410,580	—
End of year (including distributions in excess of net investment income of $8,210 and undistributed net investment income of $1,993, respectively)	$3,510,327,574	$2,682,410,580

The accompanying notes are an integral part of these financial statements.

32     Short Term Investment Fund

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Short Term Investment Fund     33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,c]	Ratio of net investment income (loss) to average net assets (%)[c]	Portfolio turnover (%)
Class P
July 31, 2014	$1.00	0.0007	—[d]	0.0007	(0.0007)	(0.0007)	$1.00	.07	$3,510,328.03		.07	72
July 31, 2013†	1.00	0.0002	—[d]	0.0002	(0.0002)	(0.0002)	1.00	.02*	2,682,411	.03*	.02*	—

* Not annualized.

† For the period February 19, 2013 (commencement of operations) to July 31, 2013.

a Total return assumes dividend reinvestment.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
July 31, 2014	0.25%
July 31, 2013	0.11

d Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

34	Short Term Investment Fund	Short Term Investment Fund	35

Notes to financial statements 7/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2013 through July 31, 2014.

Putnam Short Term Investment Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed-income securities comprised of short duration, investment-grade money market and other fixed-income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (for example, U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or only by the credit of a federal agency or government sponsored entity (for example, Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S.–dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. The fund will maintain a dollar-weighted average portfolio maturity of three years or less. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as

36     Short Term Investment Fund

interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$59,914
Unrealized depreciation	(74,049)
Net unrealized depreciation	(14,135)
Undistributed ordinary income	152,114
Undistributed short-term gain	1,262
Cost for federal income tax purposes	$3,510,660,541

Short Term Investment Fund     37

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $52,709 have been fully amortized on a straight-line basis over a twelve-month period as of February 19, 2014. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has agreed to waive its management fee from the fund through November 30, 2015. During the reporting period, the fund waived $6,818,974 as a result of this waiver.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management had also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2014, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, and extraordinary expenses) would exceed an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $19 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,935, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

38     Short Term Investment Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of short-term investment securities aggregated $201,807,354,981 and $201,077,860,778, respectively. The cost of purchases and proceeds from sales of long-term investment securities during the reporting period aggregated $99,745,222 and $28,000,000, respectively, which includes the cost of purchases and proceeds from sales of long-term U.S. government securities of $71,745,222 and no monies, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/14		For the period 2/19/13 (commencement of operations) to 7/31/13
Class P	Shares	Amount	Shares	Amount
Shares sold	18,979,593,964	$18,979,593,964	9,033,087,648	$9,033,087,648*
Shares issued in connection with reinvestment of distributions	—	—	—	—
	18,979,593,964	18,979,593,964	9,033,087,648	9,033,087,648
Shares repurchased	(18,151,535,236)	(18,151,535,236)	(6,350,797,719)	(6,350,797,719)
Net increase	828,058,728	$828,058,728	2,682,289,929	$2,682,289,929

*Includes $500,000,000 received in February 2013 from a transfer of assets that is the result of sales out of Putnam Money Market Liquidity Fund and the subsequent purchases into this fund.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Short Term Investment Fund     39

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of Nova Scotia	Barclays Capital, Inc.	BNP Paribas US	Citigroup Global Markets, Inc.	Deutsche Bank Securities Inc.	Goldman, Sachs & Co.	J.P. Morgan Securities, Inc.	Merrill Lynch, Pierce, Fenner and Smith Inc.	Total
Assets:
Repurchase agreements**	$137,000,000	$291,500,000	$119,726,000	$239,025,000	$137,000,000	$93,500,000	$100,000,000	$158,925,000	$1,276,676,000
Total Assets	$137,000,000	$291,500,000	$119,726,000	$239,025,000	$137,000,000	$93,500,000	$100,000,000	$158,925,000	$1,276,676,000
Liabilities:
Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Financial and Derivative Net Assets	$137,000,000	$291,500,000	$119,726,000	$239,025,000	$137,000,000	$93,500,000	$100,000,000	$158,925,000	$1,276,676,000
Total collateral received (pledged)##†	$137,000,000	$291,500,000	$119,726,000	$239,025,000	$137,000,000	$93,500,000	$100,000,000	$158,925,000
Net amount	$—	$—	$—	$—	$—	$—	$—	$—

**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40	Short Term Investment Fund	Short Term Investment Fund	41

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

42     Short Term Investment Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

		Votes for	Votes withheld
Liaquat Ahamed		5,415,154,963	14,207,845
Ravi Akhoury		5,415,184,974	14,177,833
Barbara M. Baumann		5,415,851,291	13,511,517
Jameson A. Baxter		5,415,767,570	13,595,238
Charles B. Curtis		5,415,854,394	13,508,413
Robert J. Darretta		5,416,022,043	13,340,765
Katinka Domotorffy		5,415,419,173	13,943,635
John A. Hill		5,415,885,634	13,477,174
Paul L. Joskow		5,416,010,424	13,352,383
Kenneth R. Leibler		5,415,817,292	13,545,516
Robert E. Patterson		5,415,985,292	13,377,516
George Putnam, III		5,415,959,400	13,403,408
Robert L. Reynolds		5,416,108,530	13,254,278
W. Thomas Stephens		5,415,918,406	13,444,402
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
2,708,249,233	—	—	—
A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:
Votes for	Votes against	Abstentions	Broker non-votes
5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

Short Term Investment Fund     43

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

44     Short Term Investment Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Short Term Investment Fund     45

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

46     Short Term Investment Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short Term Investment Fund     47

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

Putnam Global Asset Allocation Funds — portfolios with allocations to stocks, bonds, and money market instruments that are adjusted dynamically within specified ranges as market conditions change.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation
Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

George Putnam Balanced Fund

Putnam RetirementReady® Funds — portfolios with automatically adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady 2055 Fund

RetirementReady 2050 Fund

RetirementReady 2045 Fund

RetirementReady 2040 Fund

RetirementReady 2035 Fund

RetirementReady 2030 Fund

RetirementReady 2025 Fund

RetirementReady 2020 Fund

RetirementReady 2015 Fund

Putnam Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

48     Short Term Investment Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Auditor

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Short Term Investment Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

Putnam INVESTMENTS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

AN117
289530 9/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2014	$47,152	$ —	$3,655	$ —
July 31, 2013*	$63,545	$ —	$3,600	$ —

*	For the period February 19, 2013 (commencement of operations) to July 31, 2013

For the fiscal years ended July 31, 2014 and July 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $579,829 and $ 151,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2014	$ —	$576,174	$ —	$ —

July 31, 2013*	$ —	$147,500	$ —	$ —

*	For the period February 19, 2013 (commencement of operations) to July 31, 2013

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 26, 2014